THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2009

Supplement dated December 3, 2009

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Select Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to reflect the waiver of the withdrawal charge assessed upon full or partial withdrawals under the Annuity effective October 1, 2009 and to provide updated expense examples reflecting the costs of participating in the Annuity.

PROSPECTUS CHANGES

I.	Summary of Contract Expenses

In the Section titled “Summary of Contract Expenses” under the heading “Participant Transaction Expenses” the section and table titled “Maximum Withdrawal Charge” on page 2 is deleted in its entirety.

II.	Summary of Contract Expenses – Contracts Other Than Small Plan Contracts.

The section and tables under the heading “Contracts Other Than Small Plan Contracts” on page 3 is deleted in its entirety and replaced with the following:

Contracts Other Than Small Plan Contracts

The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract and assumes an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example *

1 yr	3 yrs	5 yrs	10 yrs
$371	$1,129	$1,907	$3,941

*The annual account charge, if assessed, is reflected in the expense examples by dividing the total amount of such charges collected during the year attributable to the Contract by the total average net assets attributable to the Contract, and then applying the resulting percentage to the annual separate account assets, assuming that the cost as a percentage of assets remains the same in each year of the 1, 3, 5, and 10 year periods. Accordingly, the effect of the annual account charge on these examples may understate or overstate your actual expense.”

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III.	Summary of Contract Expenses – Small Plan Contracts.

The section and tables under the heading “Small Plan Contracts” on page 3 is deleted in its entirety and replaced with the following:

Small Plan Contracts

The example assumes an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

Example

1 yr	3 yrs	5 yrs	10 yrs
$391	$1,187	$2,000	$4,113

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options

IV.	Brief Description of the Contracts

Within the Section titled “Brief Description of the Contracts” the 6th paragraph on page 5 is deleted in its entirety.

V.	The Contracts

In the Section titled “The Contracts” under the heading “Asset Allocation Program” on page 15, the 3rd paragraph is deleted in its entirety. In addition, the 6th paragraph on page 19 under the heading “Withdrawals” is deleted in its entirety and replaced with the following:

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

Under the heading “Systematic Withdrawal Plan” the 9th paragraph on page 20 is deleted in its entirety. In addition, the third bulleted item of the 7th paragraph on page 22 under the heading “Death Benefit” is deleted in its entirety.

VI.	Charges, Fees and Deductions

In the Section titled “Charges, Fees, and Deductions” the sections under the headings “Withdrawal Charge” on page 28 and “Limitations on Withdrawal Charge” on page 29 are deleted in their entirety in addition to references to those sections in the Table of Contents.

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